                                                                   EXHIBIT 10.42



                       TERMINATION AND RELEASE AGREEMENT


        THIS TERMINATION AND RELEASE AGREEMENT ("Termination Agreement") is made and entered into as of the 28th day of August, 2002, by and between INKTOMI CORPORATION, a Delaware corporation, as Lessee (the "Lessee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor ("WTC") WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 and Lessor under the Lease ("WTC-FSB"); DEUTSCHE BANK G, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor (together with any permitted successors and assigns, each an "Investor" and collectively the "Investors"); DEUTSCHE BANK G, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"); and DEUTSCHE BANK SECURITIES INC. f/k/a DEUTSCHE BANC ALEX. BROWN INC., as Arranger (the "Arranger").

                                    RECITALS

         The Lessee, WTC, WTC-FSB, the Investors, the Lenders, the Agent and the Arranger are parties to that certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement") and the Lessee and WTC-FSB are parties to that certain Lease, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease") pursuant to which the Participants have provided certain credit facilities to the Lessee (collectively, the "Facility"). Below is the amount required to be paid by the Lessee to the Agent (for distribution among the Agent and the Participants in accordance with the provisions of the Participation Agreement), calculated as of August 28, 2002 (the "Payoff Calculation Date"), in order to pay off all outstanding obligations of the Lessee under the Facility and purchase the Project (defined below).

         The Lessee, WTC, WTC-FSB, the Investors, the Lenders, the Agent and the Arranger entered into that certain Conditional Waiver and Amendment, dated as of August 13, 2002 pursuant to which the above mentioned parties agreed to, inter alia, waive the thirty (30) day notice requirement for Lessee's exercise of its Purchase Option and the waiver of Lessee's obligation to indemnify each Indemnified Person for any payments Lessee may make in connection with its termination of the Lease on a day which is not the last day of an Interest Period.

         The parties have previously entered into various agreements more particularly described herein, in connection with certain real property located in the County of San Mateo, Foster City, California (the "Project").

        The Lessee has exercised the Purchase Option under Section 20.1 of the Lease pursuant to a Purchase Notice delivered to the Lessor on August 23, 2002 (the "Purchase Notice"). In connection with the closing of the purchase of the Project pursuant to the Purchase Notice, the parties desire to terminate and release certain agreements and convey the Project to the Lessee upon the satisfaction of the conditions set forth below.

         NOW, THEREFORE, for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:



                                   AGREEMENTS



1. Purchase Calculation. The following is the amount of the Purchase Option Price required to be paid by the Lessee to the Agent (for distribution among the Agent and the Participants in accordance with the provisions of the Participation Agreement), calculated as of the Payoff Calculation Date, in order to pay off all outstanding obligations of the Lessee under the Facility:

       Principal Balance of the Notes:                     $101,064,000.00
       Interest through Payoff Calculation Date:                 34,636.19
       Principal Balance of Lessor Contributions            $12,936,000.00
       Lessor Yield through Payoff Calculation                   32,436.39
       Date: August 28, 2002
       Total Through Payoff Calculation Date               $114,067,072.58

       Date:    August 28, 2002

         If the payoff sum is not received on the Payoff Calculation Date interest and yield shall accrue thereon at an annual rate equal to the ABR and shall continue to accrue as provided in the Participation Agreement from the Payoff Calculation Date through the date that the payoff sum is actually received by the Agent. Any payment received by the Agent other than on a Business Day of the Agent (or after 2:00 pm EST on any Business Day) shall be deemed not to have been received until the following Business Day. Wire instructions for delivery of the payoff sum are set forth below:

            Bank:                       Deutsche Bank Trust
            ABA Routing #:              021-001-033
            Account Name:               Deutsche Bank NY Loan Operations
            Account #:                  60200119
            Reference:                  Inktomi
            Attention:                  Cheryl Mandelbaum

If payment will not be received by the Payoff Calculation Date, a new calculation of the Purchase Option Price should be requested from the Agent.


2. Additional Fees and Disbursements. In addition to the payment described in Paragraph 1 above, Lessee agrees to pay the amounts identified on Schedule 1 attached hereto, calculated as of the Payoff Calculation Date. Further, Lessee agrees to pay any fees or expenses arising subsequent to the execution of this Termination Agreement in connection with the administration of the Operative Agreements or in connection with Lessee's exercise of the Purchase Option, including but not limited to additional Taxes, fees, out-of-pocket expenses and disbursements.


3. Termination of Operative Agreements. Upon Agent's receipt of the payment required in Paragraph 1 above, each of the following agreements, as amended from time to time (each an "Operative Agreement" and collectively the "Operative Agreements"), is hereby terminated subject to the provisions of Paragraph 4 below:

        (a) PARTICIPATION AGREEMENT, dated as of August 24, 2000, among Lessee, WTC, WTC-FSB, Investor, Lender and Arranger, as amended by that certain Amendment to Participation Agreement, dated as of May 7, 2001 and that certain Second Amendment to Participation Agreement, dated as of October 22, 2001;

        (b) LEASE, dated as of August 24, 2000, between Lessee and WTC-FSB;

        (c) LEASE SUPPLEMENT NO. 1 - LAND, dated as of August 24, 2000, between WTC-FSB and Lessee, as assigned to Agent and recorded in the real property records for San Mateo County, California on August 24, 2000 at Reception No. 2000-105137;

        (d) LEASE SUPPLEMENT NO. 2 - IMPROVEMENTS, dated as of August 24, 2000, between WTC-FSB and Lessee, as assigned to Agent and recorded in the real property records for San Mateo County, California on August 24, 2000 at Reception No. 2000-105138;

        (e) DEFEASANCE DEPOSIT AGREEMENT, dated as of August 24, 2000, between Lessee, Agent, WTC and Investor;

        (f) ACCOUNT CONTROL AGREEMENT, dated as of August 24, 2000, between Lessee, Agent and Salomon Smith Barney Inc.;

        (g) TRUST AGREEMENT, dated as of August 24, 2000, between Investors and WTC;

        (h) CREDIT AGREEMENT, dated as of August 24, 2000, between WTC, Agent and several Lenders from time to time party thereto.

        (i) LAND NOTE in the principal amount of Thirty Three Million Six Hundred Fifty Nine Thousand Dollars ($33,659,000.00), dated August 24, 2000, by WTC for the benefit of the Lenders;

        (j) IMPROVEMENTS NOTE in the principal amount of Sixty Seven Million Four Hundred and Five Thousand Dollars ($67,405,000.00), dated August 24, 2000, by WTC for the benefit of the Lenders;

        (k) ASSIGNMENT OF LEASES AND RENTS, dated as of August 24, 2000, between WTC-FSB and Agent, in the real property records for San Mateo County, California on August 24, 2000 at Reception No. 2000-105139;

        (l) ASSIGNMENT OF LEASES AND RENTS SUPPLEMENT, dated as of August 24, 2000, between WTC-FSB and Agent, in the real property records for San Mateo County, California on August 24, 2000 at Reception No. 2000-105140;

        (m) DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT, dated as of August 24, 2000, between WTC-FSB, as Grantor, Fidelity National Title Insurance Company, as Trustee and Agent, as Grantee and recorded on August 24, 2000 in the real property records for San Mateo County, California at Reception No. 2000-105141;

4. No Release of Indemnities. Neither Agent, WTC, WTC-FSB, Lenders, Investors or Arranger waives or releases the Lessee, its subsidiaries and related and affiliated corporations from any obligations, claims or demands arising from any indemnification or other provisions contained in any of the Operative Agreements which, by their respective terms, expressly survive the termination of the relevant Operative Agreement.

5. Release and Offset of Defeasance Deposit Collateral. Upon confirmation from Agent of the execution of this Termination Agreement, Salomon Smith Barney, Inc., not in its individual capacity but solely as the securities intermediary of the Account under the Account Control Agreement, shall transfer to Agent, on the Payoff Calculation Date, such amount of the Defeasance Deposit Collateral as is necessary to pay the Purchase Option Price, as calculated above. Additionally, Solomon Smith Barney shall transfer to McGuireWoods LLP and First American Title by wire transfer, the amounts set forth on Schedule 1 attached hereto; provided, however, that $82,500.00 of the payment to First American Title will be utilized by First American Title for the payment of transfer taxes incurred in connection with the transactions contemplated in this Termination Agreement. Any remaining Defeasance Deposit Collateral shall be transferred in accordance with instructions received from Lessee. Upon such transfers, the Defeasance Deposit Agreement and the Account Control Agreement shall terminate as provided in Paragraph 3 and all liens, claims and encumbrances against such remaining Defeasance Deposit Collateral shall terminate as provided therein.

6. Execution of Additional Documents. Agent, WTC, WTC-FSB, Lender and Investor each agree, at Lessee's sole cost and expense, to promptly execute such additional documents and instruments as are set forth on Schedule 2 hereto and such additional documents and instruments as are reasonably necessary or desirable to evidence the terminations set forth in Paragraph 3 above.

7. Counterparts. This Termination Agreement may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Termination Agreement shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

8. Definitions. Capitalized terms used but not defined herein shall have the meaning given to them in Annex A to the Participation Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                       INKTOMI CORPORATION, as Lessee


                                       By:    /s/
                                           -------------------------------------
                                       Name:  Randy Gottfried
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------


                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as
                                       Owner Trustee and Lessor


                                       By:   /s/
                                          --------------------------------------
                                       Name:  Michael G. Oller, Jr.
                                            ------------------------------------
                                       Title: Senior Financial Services Officer
                                             -----------------------------------


                                       WILMINGTON TRUST FSB, not in its
                                       individual capacity but solely as
                                       Co-Owner Trustee and Lessor


                                       By:    /s/
                                          --------------------------------------
                                       Name:  James P. Lawler
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                       as Investor


                                       By:    /s/
                                          --------------------------------------
                                       Name:  John L. C. Ulrich
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       By:    /s/
                                          --------------------------------------
                                       Name:  Gennaro R. D'Agostino
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCH, as a
                                       Lender and as Agent for the Lenders


                                       By:    /s/
                                          --------------------------------------
                                       Name:  John L.C. Ulrich
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       By:    /s/
                                          --------------------------------------
                                       Name:  Gennaro R. D'Agostino
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       DEUTSCHE BANK SECURITIES INC.
                                       f/k/a DEUTSCHE BANC ALEX. BROWN INC.,
                                       as Arranger


                                       By:    /s/
                                          --------------------------------------
                                       Name:  Robert Martorano, Jr.
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------


                                       By:    /s/
                                          --------------------------------------
                                       Name:  Karen Keane
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------

                                   SCHEDULE 1



                             FEES AND DISBURSEMENTS


1.      McGuireWoods LLP, Counsel for the Agent              $43,381.90

        Wire instructions for delivery of fees to Counsel for the Agent are set forth below:

             BANK OF AMERICA - Eighth & Main Streets, Richmond, VA  23219
             ABA:  051000017
             Credit:  McGuireWoods Operating Account
             Account Number: 000003664964
             Reference: (W. Kirk Grimm  2027789/0003)
             McGuireWoods Accounting Contact: Kathryn Hall (804)-775-7437 Bank Contact: Connie Gingrich (800)-595-2180, Opt. 2, Ext. 55143


2.      First American Title                                 $157,780.00

        Wire instructions for delivery of disbursements for First American Title as set forth below:

             First American Trust Company - Santa Ana Branch
             412 N. Main Street, Santa Ana, CA 92701
             ABA:     122 241 255
             Account Name: First American Title Insurance Company Trust Account Account Number: 20103
             Reference:  NC333358
             Attention:  Kimberleigh J. Toci
             Office:  635-10, Special Products
             Client:  Inktomi

                                   SCHEDULE 2

                              TERMINATION DOCUMENTS


1.      Quitclaim Deed;

2.      Termination of Assignment of Leases and Rents;

3. Termination of Lease, Lease Supplement No. 1 -- Land and Lease Supplement No. 2 - Improvements;

4.      Substitution of Trustee and Deed of Full Reconveyance.

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:


Sherry L. Geyer, Esq.
Crosby, Heafey, Roach & May
2 Embarcadero Center
Suite 2000
San Francisco, California 94111




--------------------------------------------------------------------------------
                Space above this line reserved for Recorder's use


                                 QUITCLAIM DEED

        The undersigned Grantor declares that Documentary Transfer Tax is not part of the public records.

        FOR VALUE RECEIVED, WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity but solely as Co-Owner Trustee appointed pursuant to that certain Trust Agreement dated as of August 24, 2000 (the "Grantor"), hereby quitclaims to INKTOMI CORPORATION, a Delaware corporation, all that certain real property situated in the City of Foster City, County of San Mateo, State of California, as legally described on Schedule 1 attached hereto and made a part hereof (the "Property") together with all of Grantor's right, title and interest in and to all improvements and structures located thereon and all easements, appurtenances, rights and privileges of Grantor appertaining to the Property.

        IN WITNESS WHEREOF, the undersigned has executed this Quitclaim Deed as of August 28, 2002.


GRANTOR:

WILMINGTON TRUST FSB, a federal
savings bank, not in its individual capacity but solely as Co-Owner Trustee appointed pursuant to that certain Trust Agreement dated as of August 24, 2000

By:      /s/
   --------------------------------------
Name:    James P. Lawler
     ------------------------------------
Title:   Vice President
      -----------------------------------

                                   SCHEDULE 1

LEGAL DESCRIPTION



PARCEL ONE:

Parcel I as created by that certain Lot Line Adjustment No. RS-98-002, recorded October 19, 1998 as Document No. 98169031, Official Records, and further described as follows:

Commencing at a point on the Northwesterly line of State Highway Route 92 (200 feet wide) being the southwesterly corner of parcel designated "PARCEL 1C" in that certain Final order of Condemnation, recorded May 12, 1967, in Book 5306 of Official Records at page 220, Records of San Mateo County, thence along said northwesterly line, North 42 degrees 11'46" East, 1024.01 feet to the TRUE POINT OF BEGINNING; Thence North 47 degrees 48' 14" West, 47.50 feet; Thence North 42 degrees 11' 46" East, 55.87 feet; Thence North 19 degrees 14' 15" West, 225.61 feet to a point on a nontangent curve having a radius of 671.00 feet, from which point a radial line bears North 10 degrees 21' 52" West; Thence northeasterly, along said curve to the left through a central angle of 8 degrees 52' 23", an arc distance of 103.91 feet; Thence radial to last said curve, North 19 degrees 12' 15", West, 353.53 feet to a point on the northerly line of Parcel 2 of Parcel Map No. 39-80, filed for recorded in Book 52 of Parcel Maps at Pages 42 and 43, Records of San Mateo County;

Thence along said northerly line the following seven (7) courses;
1.       North 66 degrees 27' 38" East, 74.77 feet;
2.       North 62 degrees 34' 48" East, 130.91 feet;
3.       North 53 degrees 22' 49" East, 50.09 feet;
4.       North 47 degrees 11' 51" East, 125.14 feet;
5.       North 32 degrees 12' 03" East, 26.25 feet;
6.       North 44 degrees 54' 58" East, 50.19 feet; and
7.       North 55 degrees 44' 31" East, 9.79 feet;

Thence leaving said northerly line, South 25 degrees 09' 20" East 136.05 feet; Thence North 64 degrees 50' 40" East, 22.71 feet; Thence North 42 degrees 27' 02" East, 270.86 feet; Thence North 04 degrees 11' 44" East, 52.00 feet to a point on the northerly line of said Parcel 2 of Parcel Map No. 39-80;

Thence along said northerly line the following four (4) courses:
1.       South 64 degrees 21' 32" East, 27.73 feet;
2.       South 85 degrees 48' 16" East, 129.85 feet;
3.       North 61 degrees 26' 03" East, 51.24 feet; and
4. North 68 degrees 58' 30" East, 127.02 feet to the most easterly corner of said Parcel 2 and a point in said northwesterly line of State Highway Route 92;

Thence southwesterly along said northwesterly line and the southeasterly line of said Parcel 2 the following three (3) courses;
1.   South 42 degrees 27' 02" West, 897.25 feet;
2.   South 12 degrees 32' 05" West, 202.07 feet; and
3.   South 42 degrees 11' 16" West, 327.25 feet to the True Point of Beginning.


PARCEL TWO:

Parcel II as created by that certain Lot Line Adjustment No. RS98-002, recorded October 19, 1998 as Document No. 98169031, Official Records of San Mateo County and further described as follows:

COMMENCING at a point in the Northwesterly right of way line of State Highway route 92 (200 feet wide) being also the most Easterly corner of Parcel 2 of Parcel Map No. 39-80, filed for record in Book 52 of Parcel Maps at pages 42 and 43, Records of San Mateo County; thence Westerly along the Northerly line of said Parcel 2, the following four courses: South 68 degrees 58' 30" West, 127.02 feet; South 61 degrees 26' 03" 51.24 feet; North 85 degrees 48' 16" West 129.85 feet; and North 64 degrees 21' 32" West 27.73 feet to the TRUE POINT OF BEGINNING; thence South 04 degrees 11' 44" West 52.00 feet; thence South 42 degrees 27' 02" West 270.86 feet; thence South 64 degrees 50' 40" West 22.71 feet; thence North 25 degrees 09' 20" West 136.05 feet, to said Northerly line of Parcel 2 of Parcel Map No. 39-80; thence along said Northerly line North 55 degrees 44' 31" East 242.00 feet and North 88 degrees 14' 15" East 65.0 feet to the TRUE POINT OF BEGINNING.


PARCEL THREE:

Parcel III as created by that certain Lot Line Adjustment No. RS98-002, recorded October 19, 1998 as Document No. 98169031, Official Records of San Mateo County and further described as follows:

Beginning at a point in the southerly line of East Third Avenue (80 feet wide), being also the northeasterly corner of Parcel 1 of Parcel Map No. 39-80, file for record in Book 52 of Parcel Maps at pages 42 and 43, Records of San Mateo County;

Thence along said southerly line, North 70 degrees 45' 45" East, 5.97 feet to a point on a non-tangent curve, from which point a radial line bears North 46 degrees 20' 02" East;

Thence easterly, northerly and westerly along the right of way line of East Third Avenue, along said non-tangent curve to the left, having a radius of 44.50 feet, through a central angle of 264 degrees 20' 35", an arc distance of 205.31 feet to a point of reverse curvature;

Thence westerly, along a reverse curve to the right, having a radius of 49.50 feet, through a central angle 18 degrees 46' 18", an arc distance of 16.22 feet;

Thence, tangent to last said curve, South 70 degrees 45' 45" West 16.24 feet to a point on the northerly extension of the easterly line of said Parcel 1 of Parcel Map No. 39-80;

Thence along said extension, North 19 degrees 14' 15" West, 22.10 feet to the intersection of the northerly line of Third Avenue with said extension of said easterly line;

Thence along said northerly line, South 70 degrees 45' 45" West, 1,017.61 feet, to the most westerly corner of said Parcel 2 of said Parcel map No. 39-80;

Thence along the northerly line of said Parcel 2, the following thirteen (3) courses:
1.  North 49 degrees 55' 43" East, 12.25 feet;
2.  North 61 degrees 13' 12" East, 271.98 feet;
3.  North 65 degrees 58' 42" East, 49.80 feet;
4.  South 86 degrees 22' 18" East, 41.20 feet;
5.  North 55 degrees 34' 52" East, 64.36 feet;
6.  North 67 degrees 59' 17" East, 50.00 feet;
7.  North 59 degrees 27' 28" East, 101.12 feet;
8.  North 68 degrees 22' 12" East, 300.01 feet;
9.  North 67 degrees 59' 17" East, 50.00 feet;
10. North 73 degrees 41' 53" East, 50.25 feet;
11. North 69 degrees 08' 02" East, 450.09 feet;
12. North 60 degrees 01' 10" East, 50.49 feet; and
13. North 66 degrees 27' 38" East, 0.26 feet;

Thence leaving said northerly line of Parcel 2, along a radial line South 19 degrees 14' 15" East 353.53 feet to a point on a radial curve having a radius of
671.00 feet;

Thence westerly along said curve, through a central angle of 8 degrees 52' 23", an arc distance of 103.91 feet to a point on said curve from which point a radial line bears North 10 degrees 21' 52" West; Thence South 19 degrees 14' 15" East, 225.61 feet; Thence South 42 degrees 11' 46" West, 55.87 feet; Thence South 47 degrees 48' 14" East 47.50 feet to a point in the northwesterly line of State Highway Route 92 (200 feet wide);

Thence along said northwesterly line South 42 degrees 11' 46" West, 1024.01 feet to the most southwesterly corner of a parcel of land designated, "PARCEL 1C" in that certain Final Order of Condemnation, recorded May 12, 1967 in Book 5306 of Official Records at page 220, Records of San Mateo County, being also a point in the southeasterly line of Parcel 1 of Parcel Map No. 44-81, filed for record in Volume 52 of Parcel Maps at Pages 47 and 48, Records of San Mateo County;

Thence along said southeasterly line, North 39 degrees 54' 19" East, 662.9 feet to the southeasterly corner of Parcel 1 of Parcel Map No. 46-82, filed for record in Volume 53 of Parcel Maps at Pages 8 and 9, Records of San Mateo County; Thence along the easterly line of said Parcel 1 of Parcel Map No. 46-82, North 19 degrees 14' 15" West, 598.13 feet to the Point of Beginning.

PARCEL FOUR:

A non-exclusive perpetual easement for the purposes of construction, placing, installing, using, maintaining, operating, reconstructing, replacing, repairing, renewing and removing an (A) underground eight (8) inch sanitary sewer line, together with any and all improvements appurtenant to such sewer line and/or any other improvements required or necessary, to construct, place, install, use, maintain, operate, reconstruct, replace, repair, renew or remove said sewer line and its appurtenances, and (B) an underground thirty-six (36) inch storm drain line, together with any and all improvements appurtenant to such storm drain line and/or any other improvements required or necessary to construct, place, install, use, maintain, operate, reconstruct, replace, repair, renew or remove said storm drain line and its appurtenances, in, through, over, along, across and under the "Easement Area", more particularly described as follows:

A strip of land, 15 feet in width, situate in Foster City, County of San Mateo, State of California, being a portion of Parcel 1, as said parcel is shown on Parcel Map No. 46-82, filed for record November 30, 1982 in Book 53 of Parcel maps at pages 8 and 9, San Mateo County Records, the southwesterly line of said strip being described as follows:

Beginning at the southwesterly corner of said Parcel 1, said corner being on the northeasterly line of Lincoln Centre Drive (60' wide) as shown on said map; Thence along the southerly line of said Parcel 1, and the northeasterly prolongation thereof, North 73 degrees 11' 08" East, 530.47 feet to the northwesterly line of said Parcel 1 and the terminus of said strip.

The northwesterly line of said strip shall be lengthened or shortened to begin on the southwesterly line of said Parcel 1 and terminate on said northeasterly line of said Parcel 1. The above easement is appurtenant to PARCELS I & II above and was created by that certain Easement Agreement recorded July 15, 1998 as Document No. 98111669, Official Records.


Assessor's Parcel Nos: 094-532-060, 094-532-300, 094-532-320, 094-532-340 and
094-532-350.

State of Delaware

County of New Castle



        On August 27, 2002, before me, Sallie V. Peet, personally appeared James
P. Lawler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature   /s/   Sallie V. Peet                         (Seal)
          -----------------------------------------

Recording Requested By
And when recorded mail to:
Stephen C. Matheny
McGuireWoods LLP
77 West Wacker Drive, Suite 4400
Chicago, IL  60601


               TERMINATION OF ASSIGNMENT OF LEASES AND RENTS AND
                   ASSIGNMENT OF LEASES AND RENTS SUPPLEMENT

The undersigned Deutsche Bank AG, New York and/or Cayman Islands Branch, not in its individual capacity, but solely as "Agent", as the assignee of Lessor's interest in and to the Lease, pursuant to that (i) Assignment of Leases and Rents, dated August 24, 2000 between Wilmington Trust FSB, a federal savings bank (not in its individual capacity but solely as Co-Owner Trustee appointed pursuant to that certain Trust Agreement dated August 24, 2002 and "Lessor" under the Lease and Agent, and recorded August 24, 2000, as Instrument 2000-105139, in the Official Records of San Mateo County, State of California, and (ii) that Assignment of Leases and Rents Supplement, dated August 24, 2000 between Lessor and Agent, and recorded August 24, 2000, as Instrument 2000-105140, in the Official Records of San Mateo County, State of California does hereby give notice that the indebtedness secured by said assignments has been fully paid/or satisfied and does hereby terminate, release and discharge said assignments.

Effective as of 5:00 p.m. PST on the date hereof, Agent hereby releases Lessor, its parent, subsidiaries, related and affiliated corporations from each and all of their obligations and any claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in connection with the above referenced assignments; provided, however, that the Agent does not hereby waive or release Lessor, its parent, subsidiaries, related and affiliated corporations from any obligations, claims or demands arising from indemnifications or liabilities contained in the assignments and released above, which, by their respective terms, expressly survive the termination of the assignments.

Dated: August 28, 2002

                                SIGNATURE PAGE TO
                TERMINATION OF ASSIGNMENT OF LEASES AND RENTS AND
            TERMINATION OF ASSIGNMENT OF LEASES AND RENTS SUPPLEMENT



                                         DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCH, as a
                                         Lender and as Agent for the Lenders


                                         By:      /s/
                                            ------------------------------------
                                         Name:    John L. C. Ulrich
                                              ----------------------------------
                                         Title:   Vice President
                                               ---------------------------------


                                         By:      /s/
                                            ------------------------------------
                                         Name:    Gennaro R. D'Agostino
                                              ----------------------------------
                                         Title:   Vice President
                                               ---------------------------------

State of  NY
         ---------------------

County of  NY
         ---------------------



        On August 27, 2002, before me, Lynn C. Rogers, personally appeared J. Ulrich and G. D'Agostino, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature   /s/  Lynn C. Rogers             (Seal)

Recording Requested By
And when recorded mail to:
Stephen C. Matheny
McGuireWoods LLP
77 West Wacker Drive, Suite 4400
Chicago, IL  60601


              TERMINATION OF LEASE, LEASE SUPPLEMENT NO. 1 -- LAND
                   AND LEASE SUPPLEMENT NO. 2 - IMPROVEMENTS

The undersigned Wilmington Trust FSB, a federal savings bank, not in its individual capacity but solely as "Co-Owner Trustee" appointed pursuant to that certain Trust Agreement, dated as of August 24, 2000, and "Lessor" under the Lease, and Inktomi Corporation, a Delaware corporation, as "Lessee," in and under the provisions of that certain Lease, dated as of August 24, 2000, as supplemented by (i) that certain Lease Supplement No. 1 - Land, dated August 24, 2000, and recorded August 24, 2000, as Instrument 2000-105137, in the Official Records of San Mateo County, State of California, and (ii) that certain Lease Supplement No. 2 - Improvements, dated August 24, 2000, and recorded August 24, 2000, as Instrument 2000-105138, in the Official Records of San Mateo County, State of California, (the Lease, as amended and supplemented from time to time, the "Lease"), do hereby give notice of the termination of the Lease pursuant to the terms set forth in that certain unrecorded Termination and Release Agreement of even date herewith, the terms of which are incorporated herein by reference.

Deutsche Bank AG, New York and/or Cayman Islands Branch, not in its individual capacity, but solely as "Agent", as the assignee of Lessor's interest in and to the Lease and the Lease Supplements, pursuant to that certain Assignment of Leases and Rents dated August 24, 2000, and recorded August 24, 2000, as Instrument 2000-105139, in the Official Records of San Mateo County, State of California, and that certain Assignment of Leases and Rents Supplement dated August 24, 2000 and recorded August 24, 2000 as Instrument 2000-105140 in the Official Records of San Mateo County, State of California, does hereby give notice that the indebtedness secured by said assignment has been fully paid/or satisfied and does hereby terminate, release and discharge said assignment.

Effective as of 5:00 p.m. PST on the date hereof, Lessor and Agent do each hereby release Lessee, its parent, subsidiaries, related and affiliated corporations from each and all of their obligations and any claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in connection with the Lease; provided, however, that neither Lessor nor Agent waives or releases Lessee, its parent, subsidiaries, related and affiliated corporations from any obligations, claims or demands arising from indemnifications or liabilities contained in the Lease and released above, which, by their respective terms, expressly survive the termination of the Lease.

Dated: August 28, 2002

                     SIGNATURE PAGE TO TERMINATION OF LEASE


                                       WILMINGTON TRUST FSB, a federal
                                       savings bank, not in its individual
                                       capacity but solely as Co-Owner
                                       Trustee appointed pursuant to that
                                       certain Trust Agreement dated as
                                       of August 24, 2000 and Lessor


                                       By:      /s/
                                          --------------------------------------
                                       Name:    James P. Lawler
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------



                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCH, as a
                                       Lender and as Agent for the Lenders


                                       By:      /s/
                                          --------------------------------------
                                       Name:    John L. C. Ulrich
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------



                                       By:      /s/
                                          --------------------------------------
                                       Name:    Gennaro R. D'Agostino
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------



                                       INKTOMI CORPORATION,
                                       as Lessee


                                       By:      /s/
                                          --------------------------------------
                                       Name:    Randy Gottfried
                                            ------------------------------------
                                       Title:   Chief Financial Officer
                                             -----------------------------------

State of Delaware

County of New Castle



        On August 27, 2002, before me, Sallie V. Peet, personally appeared James
P. Lawler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature   /s/   Sallie V. Peet                         (Seal)
          ------------------------------------------

State of NY

County of NY



        On August 27, 2002, before me, Lynn C. Rogers, personally appeared J. Ulrich and G. D'Agostino, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature    /s/  Lynn C. Rogers         (Seal)

State of California

County of San Mateo



        On August 27, 2002, before me, Yvonne Marjorie Brazil, personally appeared Randy Gottfried, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature    /s/  Yvonne Marjorie Brazil       (Seal)

Recording Requested By
And when recorded mail to:
Stephen C. Matheny
McGuireWoods LLP
77 West Wacker Drive, Suite 4400
Chicago, IL  60601


                             SUBSTITUTION OF TRUSTEE

                            DEED OF FULL RECONVEYANCE


The undersigned DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, not in its individual capacity, but solely as "Agent", Beneficiary, in and under the provisions of that certain Deed of Trust, Security Agreement, Fixture Filing and Financing Statement executed by Wilmington Trust FSB, a federal savings bank, not in its individual capacity but solely as Co-Owner Trustee appointed pursuant to that certain Trust Agreement, dated as of August 24, 2000, Grantor, to Fidelity National Title Insurance Company, Trustee for the use and benefit of Deutsche Bank AG, New York and/or Cayman Islands Branch, not in its individual capacity, but solely as Agent, original Beneficiary, dated August 24, 2000, and recorded August 24, 2000, in the Official Records of San Mateo County, State of California, instrument number 2000-105141, (the "Deed of Trust"), does in accordance with the provisions of said Deed of Trust, hereby give notice of the Substitution and Appointment of Deutsche Bank AG, New York and/or Cayman Islands Branch, not in its individual capacity, but solely as Agent in place and instead of Fidelity National Title Insurance Company, the Trustee above named, and does hereby vest in said substituted Trustee, all the rights, title, estate, power, duty and trusts conferred by said Deed of Trust upon the Trustee therein named.

And whereas the indebtedness secured, to be paid by the Deed of Trust above mentioned has been fully paid/or satisfied.

NOW THEREFORE, Deutsche Bank AG, New York and/or Cayman Islands Branch, not in its individual capacity, but solely as Agent as "Substituted Trustee", does hereby GRANT AND RECONVEY unto the parties entitled thereto without warranty, all the estate and interest derived to the said Trustee under said Deed of Trust in the lands therein described, situated in the City of Foster City, County of San Mateo, State of California. Reference being hereby made specifically to said Deed of Trust and the record thereof for a particular description of said lands.

Dated: August 28, 2002

             SEE ATTACHED FOR SIGNATURES AND NOTARY ACKNOWLEDGEMENT

                             SUBSTITUTION OF TRUSTEE
                                       AND
                         DEED OF TRUST FULL RECONVEYANCE
                                 SIGNATURE PAGE



DEUTSCHE BANK AG, NEW YORK AND/OR

CAYMAN ISLANDS BRANCH, AS AGENT

as Substituted Trustee and as Beneficiary

By:      /s/
   --------------------------------------
Name:    John L. C. Ulrich
     ------------------------------------
Title:   Vice President
      -----------------------------------

By:      /s/
   --------------------------------------
Name:    Gennaro R. D'Agostino
     ------------------------------------
Title:   Vice President
      -----------------------------------

                             NOTARY ACKNOWLEDGEMENT


STATE OF NY


COUNTY OF NY

On August 27, 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared J. Ulrich and G. D'Agostino, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signed   /s/ Lynn C. Rogers